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                                                                      EXHIBIT 99


                          CERTIFICATIONS PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dyna Group International, Inc. on Form 10-QSB for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report"), the undersigned, Chief Executive Officer and Chief Financial Officer of Dyna Group International, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Dyna Group International, Inc..


 /s/ Roger R. Tuttle
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 By:  Roger R. Tuttle
 Chief Executive Officer
 June 1, 2004

 /s/ Sandra Tristan
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 Sandra Tristan
 Chief Financial Officer
 June 1, 2004